Exhibit 99.1

Archer, A Leading Urban Air Mobility Company, To List On NYSE Through Merger With Atlas Crest Investment Corp

●	Archer, a leader in the Urban Air Mobility (“UAM”) space commercializing electric vertical takeoff and landing (“eVTOL”) aircraft, has entered into a business combination agreement with Atlas Crest Investment Corp. (NYSE: ACIC); the newly combined company will be listed on the NYSE under the new ticker symbol “ACHR.”

●	The business combination agreement is expected to provide approximately $1.1 billion of gross proceeds to the combined company, assuming minimal redemptions, to fund expected future growth, including a fully committed $600 million common stock PIPE with participation from leading strategic and financial investors including United Airlines, Stellantis and the venture arm of Exor, Baron Capital Group, the Federated Hermes Kaufmann Funds, Mubadala Capital, Putnam Investments and Access Industries. Additionally Ken Moelis and affiliates, along with Marc Lore, are investing $30 million in the PIPE.

●	Pro forma equity value of the merger is expected to be approximately $3.8 billion at the $10.00 per share PIPE price.

●	Archer has also signed an aircraft purchase agreement and collaboration agreement with United Airlines as part of the company’s commitment to decarbonization.

PALO ALTO, CA, Feb. 10, 2021 – Archer, a leading Urban Air Mobility (“UAM”) company and developer of all-electric vertical take-off and landing (“eVTOL”) aircraft, and Atlas Crest Investment Corp. (NYSE: ACIC), a special purpose acquisition company, today announced they have entered into a definitive agreement for a business combination that would result in Archer becoming a publicly listed company. It is anticipated that the post-closing company, Archer, will be listed on the NYSE with ticker symbol “ACHR.”

Based in Palo Alto and led by co-founders and co-CEOs Brett Adcock and Adam Goldstein, Archer’s mission is to advance the benefits of sustainable air mobility and become the leader in the new era of UAM, a $1 trillion plus market, according to leading industry research. Archer is developing the world’s first commercially viable all-electric UAM platform that will move people throughout the world’s cities in a fast, safe, sustainable, and cost-effective manner. The fully electric vertical takeoff and landing aircraft is expected to be capable of traveling distances of up to 60 miles at 150 mph using technology available today and will transform how people approach everyday life, work and adventure, while benefiting the environment and a future zero emissions world. This is particularly important as urban density continues to grow.

In further news, United Airlines today announced that it has entered into an agreement to invest in Archer as part of the airline’s broader effort to partner with leading technology companies that will decarbonize air travel. Under the terms of the agreement, United has placed an order, subject to United’s business and operating requirements, for $1 billion of Archer’s aircraft, with an option for an additional $500 million of aircraft. United, in partnership with Mesa Airlines, could give customers a quick, economic and low-emission way to get to airports within its major hubs by 2024.

“Part of how United will combat global warming is embracing emerging technologies that decarbonize air travel. By working with Archer, United is showing the aviation industry that now is the time to embrace cleaner, more efficient modes of transportation. With the right technology, we can curb the impact aircraft have on the planet, but we have to identify the next generation of companies who will make this a reality early and find ways to help them get off the ground,” said United CEO Scott Kirby. “Archer’s eVTOL design, manufacturing model and engineering expertise has the clear potential to change how people commute within major metropolitan cities all over the world.”

The collaboration agreement provides for close coordination between United Airlines and Archer in a commercialization approach which emphasizes existing technology and elegant design to facilitate regulatory approvals and efficient manufacturing culminating in a luxury experience at a scaled, low delivered cost point. United estimates that using one of Archer’s eVTOL aircraft could reduce CO2 emissions by up to 50% per passenger on a trip between Hollywood and Los Angeles International Airport (LAX), which is one of the initial cities Archer plans to launch their fleet and one of United’s largest hubs.

Archer’s highly accomplished team of top engineering and design talent, with a collective 200+ years of eVTOL experience, are driving this next transportation revolution. The full scale eVTOL aircraft is expected to be unveiled in 2021.

Archer originally launched with an initial investment from serial entrepreneur Marc Lore. Lore has remained a trusted advisor to the team and has played a pivotal role leading up to today’s announcement. “Brett and Adam’s big vision for changing the future of transportation coupled with their passion, tenacity, and optimism made my decision to invest in Archer an easy one,” said Lore. “Today is a testament to the pair’s endless drive and I’m excited to be on this journey with them and our newly expanded team. Together, we’ll provide the capital needed to continue leading the Urban Air Mobility space.”

Brett Adcock, Archer’s co-founder and co-CEO commented, “We’re thrilled to partner with Atlas Crest to help accelerate our goals of ushering in the next age of sustainable air mobility and enable human micro-exploration. By merging efforts with an industry innovator like Atlas Crest and one of the most successful entrepreneurs in finance, Ken Moelis, we’re confident Archer will transform consumer travel and everyday life.”

“We founded Archer to address the environmental and societal issues caused by road transportation and urban overloading,” said Archer co-founder and co-CEO Adam Goldstein. “Through our all-electric aircraft, we are striving to curb carbon emissions, decrease traffic, and create the transportation networks of the future. What started with a handshake deal from our lead investor and advisor Marc Lore, Archer’s latest funding and acquisition news brings this vision to life in a big way, enabling us to accelerate the future of sustainable travel at scale.”

“As we look towards the next era of sustainable travel and work, it’s important to invest in companies with a firm vision for change, without sacrificing efficiency or innovation,” said Ken Moelis, Chairman of Atlas Crest and Chairman and CEO of Moelis & Company. “We’re dedicated to partnering with disruptive, world-class companies undergoing transformational growth. Archer’s dedication to swift, sustainable mobility is coming to life and it’s a journey we’re thrilled to be a part of.”

“Archer will provide commuters and travelers the flexibility on a global basis to live farther, commute and adventure faster and transform urban mobility in a greener, zero emissions world,” said Michael Spellacy, CEO of Atlas Crest. “We were looking to merge with a purpose led company and Archer’s passion about the future of urban mobility and sustainable travel makes us excited to catalyze this new age of mobility.”

The business combination agreement comes on the heels of several leading strategic partnerships for Archer. In January 2021, Archer announced it had entered into a strategic collaboration agreement with Stellantis, with a focus on accessing its low-cost supply chain, advanced composite material capabilities, and engineering and design experience. “Unlocking the potential of new technologies like urban air mobility is a key enabler in creating a broad mobility ecosystem for consumers,” said Mike Manley, Head of Americas, Stellantis. “We are proud to deepen our relationship with Archer Aviation through this investment and we look forward to growing our partnership to accelerate a pathway to innovative, sustainable transportation.”

Transaction Overview

The transaction values the combined company at an implied $3.8 billion pro forma equity value at the $10.00 per share PIPE price. The combined company is expected to receive approximately $1.1 billion of gross proceeds from a fully committed common stock PIPE offering of $600 million, along with approximately $500 million cash held in trust, assuming minimal redemptions of Atlas Crest’s existing public stockholders. The PIPE included participation from leading strategic and long-term financial investors including United Airlines, Stellantis and the venture arm of Exor, Baron Capital Group, the Federated Hermes Kaufmann Funds, Mubadala Capital, Putnam Investments and Access Industries. Additionally Ken Moelis and affiliates, along with Marc Lore, are investing $30 million in the PIPE. Net cash from the transaction will be used to fund Archer’s development to commercialization and is expected to exceed the funding required to achieve cash flow positive. Archer’s existing shareholders will roll 100% of their shares into the combined company.

The boards of directors of both Archer and Atlas Crest have unanimously approved the proposed business combination, which is expected to be completed in the second quarter of 2021, subject to the approval by Atlas Crest stockholders and the satisfaction or waiver of other customary closing conditions identified in the business combination agreement.

Additional information about the proposed transaction will be provided in a Current Report on Form 8-K to be filed by Atlas Crest today with the Securities and Exchange Commission and available at www.sec.gov.

Advisors

Moelis & Company LLC is serving as exclusive placement agent on the PIPE. Barclays Capital Inc. is serving as exclusive financial and capital markets advisor to Archer. Moelis & Company LLC is serving as exclusive financial advisor to Atlas Crest. Cantor Fitzgerald & Co. is serving as exclusive capital markets advisor to Atlas Crest. Duff & Phelps, LLC has provided a fairness opinion in connection with the transaction to the Atlas Crest board of directors. Cooley LLP is serving as legal advisor to Archer. Kirkland & Ellis LLP is serving as legal advisor to Atlas Crest.

Investor Webcast

Archer and Atlas Crest will host a joint webcast to discuss the proposed transaction and review an investor presentation on February 10, 2021 at 8:30am ET. The webcast can be accessed through Archer’s investor relations page at investors.archer.com.

The investor presentation is furnished as an exhibit in a Current Report on Form 8-K filed by Atlas Crest prior to the webcast, available on the SEC website at www.sec.gov.

To listen to the replay of the webcast, please visit investors.archer.com.

About Archer

Archer’s mission is to advance the benefits of sustainable air mobility. Archer is creating the world’s first electric airline that moves people throughout the world’s cities in a quick, safe, sustainable, and cost-effective manner. As the world’s only vertically integrated airline company, Archer is designing and developing electric vertical takeoff and landing (eVTOL) aircraft for use in Urban Air Mobility that can carry passengers for 60 miles at speeds of up to 150 mph while producing minimal noise. Archer’s team is based in Palo Alto, CA. To learn more, visit www.archer.com

About Atlas Crest

Atlas Crest Investment Corp. (NYSE: ACIC) is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses and is sponsored by an affiliate of Moelis & Company, a leading global financial advisor to corporate executives, boards, entrepreneurs, financial sponsors and governments. The management team is led by Ken Moelis, Chairman, and Michael Spellacy, Chief Executive Officer, both of whom have had careers centered around identifying, evaluating and implementing organic and inorganic transformational growth and value creation initiatives across a broad range of industries. Atlas Crest priced its $500 million initial public offering on October 27, 2020.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “will be,” “will continue,” “will likely result,” “would,” “expect,” “anticipate,” “believe,” “seek,” “target,” “strategy,” “future,” “opportunity,” “may,” “should,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, market share and timeline, expectations and timing related to commercial product launches, expectations regarding potential proceeds from the transaction; Archer’s ability to complete the commercial relationship with United and ultimately deliver and sell aircraft to United under the agreements, Archer eVTOL aircraft’s ability to reduce carbon emissions, potential benefits of the transaction and the potential success of Archer’s go-to-market strategy, and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Archer’s and Atlas Crest’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions.  Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the early-stage nature of Archer’s business and its past and projected future losses; Archer’s ability to manufacture and deliver aircraft and its impact on the risk of investment; Archer’s dependence on United Airlines for its current aircraft orders and development process, and the risk that United Airlines cancels its contracts with Archer; risks relating to the uncertainty of the projections included in the model; the effectiveness of Archer’s marketing and growth strategies, including its ability to effectively market air transportation as a substitute for conventional methods of transportation; Archer’s ability to compete in the competitive urban air mobility and eVTOL industries; Archer’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; Archer’s ability to achieve its business milestones and launch products on anticipated timelines; Archer’s dependence on suppliers and service partners for the parts and components in its aircraft; Archer’s ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of Archer’s control that slow market adoption of electric aircraft, such as Archer’s inability to obtain and maintain adequate facilities and Vertiport infrastructure; Archer’s ability to hire, train and retain qualified personnel; risks related to Archer’s Aerial Ride Sharing Business operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving aircraft, helicopters or lithium-ion battery cells; the impact of labor and union activities on Archer’s work force; losses resulting from indexed price escalation clauses in purchase orders and cost overruns; regulatory risks related to evolving laws and regulations in Archer’s industries; the impact of the COVID-19 pandemic on Archer’s business and the global economy; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Atlas Crest or Archer is not obtained; a decline in Archer’s securities following the business combination if it fails to meet the expectations of investors or securities analysts; Archer’s inability to protect intellectual property rights from unauthorized use by third parties; Archer’s need for and the availability of additional capital; cybersecurity risks; the dual class structure of Archer’s common stock, which will limit other investors’ ability to influence corporate matters; the amount of redemption requests made by Atlas Crest’s public stockholders; the ability of Atlas Crest or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in Atlas Crest’s final prospectus filed on October 29, 2020, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, in each case, under the heading “Risk Factors,” and other documents of Atlas Crest filed, or to be filed, with the Securities and Exchange Commission (“SEC”).  If any of these risks materialize or if the Company’s assumption prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Atlas Crest nor Archer presently know or that Atlas Crest and Archer currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Atlas Crest’s ’s and Archer’s expectations, plans or forecasts of future events and views as of the date of this press release. Atlas Crest and Archer anticipate that subsequent events and developments will cause Atlas Crest’s and Archer’s assessments to change. Readers are cautioned not to put undue reliance on forward-looking statements, and Atlas Crest and Archer assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Atlas Crest nor Archer gives any assurance that either Atlas Crest or Archer will achieve its expectations.

Important Information for Investors and Shareholders

In connection with the proposed transaction, Atlas Crest will file a registration statement on Form S-4, including a proxy statement, with the SEC. Additionally, Atlas Crest will file other relevant materials with the SEC in connection with the business combination. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s web site at www.sec.gov. Security holders of Atlas Crest are urged to read the registration statement / proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Atlas Crest and their respective directors and officers may be deemed participants in the solicitation of proxies of Atlas Crest’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Atlas Crest’s executive officers and directors in the solicitation by reading Atlas Crest’s registration statement / proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Atlas Crest’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

For Investors

investors@flyarcher.com

For Media

Louise Bristow
Archer
C: 818 398 8091
louise@flyarcher.com
archer@launchsquad.com

Andrea Hurst

Moelis & Company

C: 347 583 9705

andrea.hurst@moelis.com